UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2002

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25711 (Commission File Number)	77-0430270 (IRS Employer Identification No.)

3585 Monroe Street
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Matters.

On January 16, 2002, Extreme Networks, Inc. (“Extreme”) issued a press release announcing its second quarter financial results for the period ending December 31, 2001, which press release included forward-looking statements relating to 2002. A copy of the press release issued by Extreme regarding the foregoing second quarter financial results, together with the forward-looking statements relating to 2002, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 16, 2002 regarding financial information for Extreme for the quarter ended December 31, 2001 and forward-looking statements relating to 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

By:	/s/ Harold L. Covert Harold L. Covert Chief Financial Officer
Date: February 20, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 16, 2002 regarding financial information for Extreme for the quarter ended December 31, 2001 and forward-looking statements relating to 2002.

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